Exhibit 10.1

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

FIFTH AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

This  Fifth Amendment (this “Amendment”), effective June 28,  2019  (“Fifth Amendment Effective Date”), is by and between F. Hoffmann-La Roche Ltd, with an office and place of business at Grenzacherstrasse 124, 4070 Basel, Switzerland and Hoffmann-La Roche Inc., with an office and place of business at 150 Clove Road, Suite 8, Little Falls, New Jersey 07424, U.S.A. (together referred to as “Roche”) and Blueprint Medicines Corporation, located at 45 Sidney Street, Cambridge, Massachusetts 02139 U.S.A.  (“BPM”). Capitalized terms used and not otherwise defined in this Amendment shall have the meanings set forth in the Agreement (as defined below).

WHEREAS, BPM and Roche entered into a Collaboration and License Agreement, dated March 14, 2016, as amended by an amendment, effective April 15, 2016, a second amendment, effective April 27, 2016, a third amendment, effective August 4, 2016, and a fourth amendment, effective February 25, 2019 (collectively, the “Agreement”);  and

WHEREAS, the Parties wish to [***];

NOW THEREFORE, Roche and BPM hereby agree as follows:

1.          The first sentence of Section 4.1.6 of the Agreement shall be deleted in its entirety and replaced by the following:

“Part 2 shall start with Screening of Library Compounds selected by both Parties (e.g., the diversity set comprised in BPM Technology) in both assays performed by BPM (Jurkat-cell based) and by Roche ([***]), and the screening and validation phase of Part 2 [***] shall end as follows: [***].”

2.          The definition of “Leftover Targets” in Section 1.73 of the Agreement shall be amended by deleting it in its entirety and replacing it with the following Section 1.73:

“1.73  Leftover Targets

The term “Leftover Targets” shall mean (a) those Collaboration Targets for which an Option Right has not been exercised by Roche, including those (i) in the Pool after the JRC’s right to replace Collaboration Targets in the Pool has ended pursuant to Section 4.1.6 and/or (ii) that have been replaced with a new Collaboration Target [***].”

This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be delivered via facsimile, electronic mail (including pdf or other electronic signature) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

This Amendment shall be effective as of the Fifth Amendment Effective Date.  On and after the Fifth Amendment Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each similar reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment.  Except as specifically amended above, the

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Agreement shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed.

This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of laws principles, and shall not be governed by the United Nations Convention of International Contracts on the Sale of Goods (the Vienna Convention).

[Signature page follows.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives.

Blueprint Medicines Corporation

/s/ Jeffrey W. Albers

Name: Jeffrey W. Albers

Title: Chief Executive Officer

F. Hoffmann-La Roche Ltd

/s/ Stefan Arnold	/s/ Barbara Luekel

Name: Stefan Arnold	Name: Barbara Luekel

Title: Head Legal Pharma	Title: Global Head of Research Technologies Partnering

Hoffmann-La Roche Inc.

/s/ John P. Parise

Name: John P. Parise

Title: Authorized Signatory

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